Share Capital	6 Months Ended
Jun. 30, 2021
Equity [Abstract]
Share Capital	Share capitalAs of December 31, 2020, and as of June 30, 2021 the Company had 200,000,000 shares of authorized common stock of $0.001 par value, of which 102,174,594 and 119,480,772 were issued and outstanding respectively.In May 2021, the Company filed a supplement to its prospectus supplement to increase the capacity under its at-the-market offering (''ATM Program") to allow for sales of the Company’s common stock for aggregate gross offering proceeds of up to $100.0 million under the ATM Program entered into in August 2020. As of June 30, 2021, the Company had sold 17,271,006 shares of common stock under the ATM Program with aggregate net offering proceeds to the Company of $61.5 million. As of June 30, 2021, shares of common stock with aggregate sales proceeds of up to approximately $38.5 million remain available for sale.